SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2010

FRIENDLY ENERGY EXPLORATION

 (Exact name of registrant as specified in its charter)

Nevada	000-31423	91-1832462
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
502 North Division Street Carson City, NV 89703
(Address of principal executive offices)
702-953-0411
(Registrant’s Telephone Number)

 (Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On March 31, 2010, Friendly Energy Exploration (the "Registrant") entered into a Stock Repurchase Agreement (the "Agreements") with each of Douglas B. Tallant, our CEO and President, Donald L. Trapp, our CFO and Secretary, and Merus Energy Corp. ("Merus"), a company controlled by Sean Tallant, the son of our CEO (collectively, the "Parties"). Per the terms of the Agreements, the Registrant will re-purchase certain shares of preferred stock previously issued to each of the Parties in exchange for newly issued Promissory Notes.

In exchange for 350,000 shares of the Registrant's preferred shares (per the terms of the Stock Repurchase Agreement), the Registrant issued a promissory note to Douglas B. Tallant. The promissory note is in the principal amount of $35,000 and bears interest at 8% per annum. The promissory note is due on April 1, 2011.

In exchange for 950,000 shares of the Registrant's preferred shares (per the terms of the Stock Repurchase Agreement), the Registrant issued a promissory note to Donald L. Trapp. The promissory note is in the principal amount of $106,000 and bears interest at 8% per annum. The promissory note is due on April 1, 2011.

In exchange for 2,900,000 shares of the Registrant's preferred shares (per the terms of the Stock Repurchase Agreement), the Registrant issued a promissory note to Merus. The promissory note is in the principal amount of $301,000 and bears interest at 8% per annum. The promissory note is due on April 1, 2011.

The foregoing description of the Agreements and of the Promissory Notes is not complete and is qualified in its entirety by reference to the Agreements and Promissory Notes, each of which is attached as an exhibit to this Current Report on Form 8-K.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

  Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

 Item 9.01

Financial Statements and Exhibits.

 (d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.01	Stock Repurchase Agreement dated March 31, 2010 between the Registrant and Douglas B. Tallant
10.02	Stock Repurchase Agreement dated March 31, 2010 between the Registrant and Donald L. Trapp
10.03	Stock Repurchase Agreement dated March 31, 2010 between the Registrant and Merus Energy Corp.
10.04	Promissory Note dated March 31, 2010 between the Registrant and Douglas B. Tallant
10.05	Promissory Note dated March 31, 2010 between the Registrant and Donald L. Trapp
10.06	Promissory Note dated March 31, 2010 between the Registrant and Merus Energy Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIENDLY ENERGY EXPLORATION
Date: April 2, 2010	By:	/s/ Douglas Tallant
Douglas Tallant
Chief Executive Officer & President